UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2005

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(Exact name of Registrant as Specified in Charter)

New York	333-100029	36-2608394
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

100 Motor Parkway, Suite 132 Hauppauge, New York		11788
(Address of Principal Executive Offices)		Zip

Registrant’s   telephone   number, including area code: (631) 357-8920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                                          Entry into Material Definitive Agreement

Amendment No. 1 to Automatic Annuity Reinsurance Agreement

Under the existing Automatic Annuity Reinsurance Agreement, Allstate Life Insurance Company of New York (“ALNY”) reinsures to Allstate Life Insurance Company (“ALIC”) 100% of all obligations under variable annuity guaranteed minimum accumulation benefit riders issued by ALNY.  Under the Amendment, executed on January 11, 2005 and effective as of January 1, 2005, ALNY would cede to ALIC 100% of all its obligations under newly issued guaranteed minimum withdrawal benefit riders and all in-force and newly issued guaranteed minimum death benefits.  ALIC and ALNY desire to enter into this amendment to buffer its exposure to the equity market risk inherent in the variable annuity riders covered.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

	By:	/s/ Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Assistant Secretary

Dated: January 12, 2005